UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 14, 2019

The J. M. Smucker Company
(Exact Name of Registrant as Specified in Charter)

Ohio	001-05111	34-0538550
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Strawberry Lane
Orrville, Ohio	44667-0280
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (330) 682-3000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Shares, no par value	SJM	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
The J. M. Smucker Company (the “Company”) held its Annual Meeting of Shareholders (the “Meeting”) on August 14, 2019, in Cleveland, Ohio, pursuant to the 2019 Proxy Statement and Notice of Annual Meeting of Shareholders sent on or about June 28, 2019 to all shareholders of record at the close of business on June 17, 2019. At the Meeting 100,816,657 shares were represented in person or by proxy, which constituted a quorum. The final results for each of the matters submitted to a vote of the shareholders at the Meeting are set forth below.

1.	The shareholders elected the following twelve Directors to each serve a one-year term expiring at the 2020 Annual Meeting of Shareholders. The votes on this proposal were as follows:

	Number of Votes
	For	Against	Abstain	Broker Non-Votes
Kathryn W. Dindo	77,270,059	8,877,849	135,959	14,532,790
Paul J. Dolan	83,055,758	3,076,161	151,948	14,532,790
Jay L. Henderson	84,958,880	1,173,286	151,701	14,532,790
Gary A. Oatey	82,793,853	3,298,648	191,366	14,532,790
Kirk L. Perry	84,623,189	1,499,345	161,333	14,532,790
Sandra Pianalto	83,923,628	2,226,027	134,212	14,532,790
Nancy Lopez Russell	83,195,520	2,957,597	130,750	14,532,790
Alex Shumate	84,256,063	1,876,059	151,745	14,532,790
Mark T. Smucker	84,538,880	1,620,250	124,737	14,532,790
Richard K. Smucker	83,869,465	2,287,432	126,970	14,532,790
Timothy P. Smucker	83,046,992	3,096,536	140,339	14,532,790
Dawn C. Willoughby	85,331,524	784,135	168,208	14,532,790

2.
The shareholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending April 30, 2020. The votes on this proposal were as follows:

Number of Votes
For	Against	Abstain	Broker Non-Votes
95,398,270	5,206,980	211,407	—

3.	The shareholders approved, on an advisory basis, the Company’s executive compensation, as disclosed in the Company’s Proxy Statement. The votes on this proposal were as follows:

Number of Votes
For	Against	Abstain	Broker Non-Votes
80,721,159	5,016,865	545,843	14,532,790

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE J. M. SMUCKER COMPANY

By:	/s/ Jeannette L. Knudsen
Name: Jeannette L. Knudsen
Title: Senior Vice President, General Counsel and Secretary
Date:  August 19, 2019